UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2015

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 5, 2015, Hill International,  Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as Rights Agent, providing for, among other things, the distribution of a dividend of one preferred share purchase right (a “Right”) payable on May 18, 2015, for each outstanding share of common stock, par value $0.0001 per share (the “Common Shares”), outstanding on May 18, 2015 (the “Record Date”) to the stockholders of record on that date.  Each Right initially entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company, at a price of $20.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates and no separate certificates evidencing the Rights (“Rights Certificates”) will be issued. The Rights Agreement provides that, until the Distribution Date (as defined below) (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.  The Rights would separate and begin trading separately from the Common Shares, and Rights Certificates will be caused to evidence the rights on the earlier to occur of (i) 10 business days following a public announcement, or the public disclosure of facts indicating, that a Person (as defined in the Rights Agreement) has acquired Beneficial Ownership (as defined below) of 15% or more of the outstanding Common Shares (with certain exceptions as described below, an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the board of directors determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the board of directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a Person becoming an Acquiring Person (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, the Company will prepare and cause the Rights Certificates to be sent to each holder of record as of the close of business on the Distribution Date.

Acquiring Person does not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company, (v) Irvin E. Richter and his affiliates and associates (collectively, “IER”) for so long as they collectively, in the aggregate, are Beneficial Owners of, directly or indirectly, 20% or less (the “IER Threshold”) of the then outstanding Common Shares of the Company (provided that (a) Common Shares Beneficially Owned by any of (A) David L. Richter and his affiliates and associates (collectively, “DLR”) or (B) any directors of the Company and (b) Common Shares issuable or reserved for issuance to, or held in trust on behalf of or for the benefit of, IER or any of his beneficiaries pursuant to equity compensation awards granted to IER by the Company or options or warrants outstanding and beneficially owned by IER as of the Record Date, or as a result of an adjustment to the number of shares of Common Shares represented by such equity compensation award pursuant to the terms thereof will, in all cases, not be aggregated with other Common Shares beneficially owned by IER for purposes of determining whether IER is the Beneficial Owner of Common Shares in excess of the IER Threshold), and (vi) DLR for so long as they collectively, in the aggregate, are the Beneficial Owners of, directly or indirectly, 20% or less (the “DLR Threshold”) of the then outstanding Common Shares of the Company (provided that (a) Common Shares Beneficially Owned by (A) IER or (B) any directors or officers of the Company and any directors or officers of the Company and (b) Common Shares issuable or reserved for issuance to, or held in trust on behalf of or for the benefit of, DLR or any of his beneficiaries pursuant to equity compensation awards granted to DLR by the Company or options or warrants outstanding and beneficially owned by DLR as of the Record Date, or as a result of an adjustment to the number of shares of Common Shares represented by such equity compensation award pursuant to the terms thereof will, in all cases, not be aggregated with other Common Shares beneficially owned by DLR for purposes of determining whether DLR is the Beneficial Owner of Common Shares in excess of the DLR Threshold) and (vii) any Person who or which, at the close of business on the Record Date, is a Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, other than a Person who or which is not an affiliate or associate of the Beneficial Owner (as defined in the Rights Agreement) on the Record Date and who or which subsequently becomes an affiliate or associate of such Beneficial Owner without the prior written approval of the board of directors (a “Grandfathered Stockholder”); provided, however, that with respect to clause (vii), if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of the Company at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 15% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder will be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 15%, such Grandfathered Stockholder will no longer be considered a Grandfathered Stockholder.

A Person is deemed the “Beneficial Owner” of and will be deemed to have “Beneficial Ownership” of (i) any securities such Person or any of such Person’s affiliates or associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act of 1934, as amended, (ii) except under limited circumstances, securities such Person or any such Person’s affiliates or associates has the right or obligation to acquire or the right to vote pursuant to any agreement, arrangement or understanding, (iii) any securities which are beneficially owned, directly or indirectly, by any other Person (or any affiliate or associate of such other Person) with which such first Person or any of such first Person’s affiliates or associates or any other Person (or any affiliate or associate of such other Person) with whom such first Person (or any affiliates or associates of such first Person) is Acting in Concert (as defined in the Rights Agreement) has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) of Section 1.2 of the Rights Agreement) or disposing of any voting securities of the Company and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any Derivative Interest (as defined in the Rights Agreement) of such Person or any of such Person’s affiliates or associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the board of directors to be the number of Common Shares to which the Derivative Interest relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on May 5, 2018 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

As of April 30, 2015 there were 50,373,822 Common Shares outstanding. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have Rights attached.

Exempt Persons

The board of directors may determine that a Person is exempt from the Rights Agreement (an “Exempt Person”); provided that such determination is made, and no Person will qualify as an Exempt Person unless such determination is made, prior to such time as any Person becomes an Acquiring Person; provided further that any Person will cease to be an Exempt Person if the board of directors makes a contrary determination with respect to such Person.

Flip-In Event

If a Person becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions) the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred

Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were at any time on or after the earlier of (i) the date of such announcement or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an associate or affiliate of an Acquiring Person, such Rights will become void, and any holder of such Rights will thereafter have no right to exercise such Rights.

Flip-Over

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) 50% or more of its consolidated assets, cash flows or Earning Power (as defined in the Rights Agreement) are sold or otherwise transferred, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring Company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Upon the occurrence of a flip-in or flip-over event, if the board of directors so elects, the Company will be required to deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the announcement that a Person has become an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The board of directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

Exchange

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person of a majority of the outstanding Common Shares, the board of directors of the Company may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per one one-thousandths of a Preferred Share (subject to adjustment).  The Company may, at is option, substitute shares of the Company’s preferred stock, Common Stock Equivalents (as defined in the Agreement), other equity or debt securities of the Company, cash, or other assets, or any combination thereof, for the Common Shares exchangeable under the Agreement.

Redemption

At any time prior to the time any Person or group becomes an Acquiring Person, the board of directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the board of directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights Agreement may be amended by the board of directors of the Company without the consent of the holders of the Rights provided that no such amendment may adversely affect the interests of the holders of Rights.  Without limiting the foregoing, the Company may at any time prior to such time as any Person being an Acquiring Person amend the Rights Agreement to lower the 15% threshold at which a Person becomes an Acquiring Person, but may not lower the threshold below 5% of the outstanding Common Shares.  In addition, the board may not cause a Person to become an Acquiring Person by lowering this threshold below the percentage interest that such Person already owns from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Adjustment

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Stock

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right is intended to approximate the value of one Common Share. Each holder of one one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.  These rights are protected by customary antidilution provisions.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a Person that acquires 15% or more of the outstanding Common Shares (in the case of IER or DLR, more than 20% of the outstanding Common Shares). The Rights however, should not interfere with any merger or other business combination approved by the board of directors of the Company.

Further Information

A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by this reference. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on May 6, 2015, the Company filed a Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Delaware. A copy of the

Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.  See the description set forth under Item 1.01 for a more complete description of the rights and preferences of the Series A Preferred Stock which is qualified in its entirety by reference to the Certificate of Designation.

Item 9.01  Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Preferred Stock of Hill International, Inc., as filed with the Secretary of State of the State of Delaware on May 6, 2015.
4.1

Rights Agreement, dated May 5, 2015, between Hill International, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation of Series A Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: May 11, 2015	Title:	Senior Vice President and Chief Financial Officer